                                                                   EXHIBIT 23.5



                               INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Devon Holdco Corporation:




         We consent to the use of our report dated October 24, 2001, included herein, relating to the consolidated balance sheet of Devon Holdco Corporation as of October 18, 2001, and to the reference to our firm under the heading "Experts" in the registration statement.






                                                      /s/ KPMG LLP





Oklahoma City, Oklahoma
October 26, 2001